SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                   Pursuant to Section 13 or 15 (d) of the
                       Securities Exchange Act of 1934

                                 June 9, 1994
               ________________________________________________
               Date of Report (Date of earliest event reported)

                         INTERNATIONAL PAPER COMPANY
            ______________________________________________________
            (Exact name of Registrant as specified in its charter)

            New York               1-3157             13-0872805
          ______________         __________          ______________
           (State of             Commission          (IRS Employer
          Incorporation)            File             Identification
                                                        Number)

                 Two Manhattanville Road, Purchase, NY  10577
                 ____________________________________________
                   (Address of principal executive offices)

                                 914-397-1500
                         ____________________________
                         (Registrant's telephone No.)



          ITEM I.   CHANGES IN CONTROL OF REGISTRANT

                    N/A

          ITEM II.  ACQUISITION OR DISPOSITION OF ASSETS

                    N/A

          ITEM III. BANKRUPTCY OR RECEIVERSHIP

                    N/A

          ITEM IV.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                    N/A

          ITEM V.   OTHER EVENTS

                    On June 9, 1994, International Paper Company
                    (the "Company") entered into an Underwriting
                    Agreement with J.P. Morgan Securities Inc.,
                    Merrill Lynch & Co., Merrill Lynch, Pierce,
                    Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated in connection with the proposed issuance and sale of $150,000,000 aggregate principal amount of the Company's 8 1/8% Debentures due June 15, 2024.

          ITEM VI.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

                    N/A

          ITEM VII. FINANCIAL STATEMENTS AND EXHIBITS

                    (a)  Financial Statements:

                    N/A

                    (b)  Pro Forma Financial Information:

                    N/A

                    (c)  Exhibits:

                         1(a) Underwriting Agreement dated June 9,
                              1994 among the Company, J.P. Morgan
                              Securities Inc., Merrill Lynch & Co.,
                              Merrill Lynch, Pierce, Fenner & Smith
                              Incorporated and Morgan Stanley & Co.
                              Incorporated.

                         4(a) Form of Debenture.

          ITEM VIII.     CHANGES IN FISCAL YEAR

                    N/A


                                  Signatures

               Pursuant to the requirements of the Securities
          Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        INTERNATIONAL PAPER COMPANY
                                        (Registrant)

          Date:  June 15, 1994          /s/SYVERT E. NERHEIM
                 Purchase, NY             Syvert E. Nerheim
                                          Assistant Secretary


                                EXHIBIT INDEX

                                                                   Page

               1(a) Underwriting Agreement dated June 9, 1994 among the
                    Company, J.P Morgan Securities Inc., Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith
                    Incorporated and Morgan Stanley & Co. Incorporated.

               4(a) Form of Debenture.